UNITED STATES
                        SECURITY AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    --------

                                    FORM 8-K



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                  June 4, 2004

                                    ---------


                     Horizon Financial Services Corporation
             (Exact name of registrant as specified in its charter)




            Delaware                       0-24036                42-1419757
(State or other jurisdiction of   (Commission File Number)   ( I.R.S. Employer
 incorporation or organization)                              Identification No.)

                  301 First Avenue East, Oskaloosa, Iowa  52577
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (641) 673-8328

                                 _______________

Item 5. Other Events

     On June 4, 2004 the Registrant issued a press release announcing a stock repurchase program. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated in this Item 5 by reference.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.
         --------
          The following Exhibit is being furnished herewith:

          99.1 Registrant's Press Release, dated June 4, 2004.

                                   SIGNATURES


Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          HORIZON FINANCIAL SERVICES CORPORATION


Date:   June 04, 2004                      By: /s/ Robert W. DeCook
      -------------------                 --------------------------------------
                                          Robert W. DeCook
                                          President and Chief Executive Officer

                                  Exhibit Index
                                  -------------

Exhibit
Number                        Description of Exhibit
------                        ----------------------

99.1                    Registrant's Press Release dated June 4, 2004.